Taxes	12 Months Ended
Mar. 31, 2022
Income Tax Disclosure [Abstract]
TAXES

NOTE 11 – TAXES

(a)	Corporate Income Taxes

The Company and its subsidiary in Japan are mainly subject to Japanese national and local income taxes, inhabitant tax, and enterprise tax, which, in the aggregate, represent a statutory income tax rate of approximately 34.0% for the years ended March 31, 2022 and 2021.

The components of the income tax provision were as follows:

	For the Years Ended March 31,
	2022	2021	2020
Current tax provision
Japan	$2,301,944	$3,541,410	$2,837,926
	2,301,944	3,541,410	2,837,926
Deferred tax benefit
Japan	(122,276)	(234,362)	(182,140)
	(122,276)	(234,362)	(182,140)
Income tax provision	$2,179,668	$3,307,048	$2,655,786

The Company’s deferred tax assets comprised of the following:

	March 31, 2022	March 31, 2021
Deferred tax assets:
Allowance for doubtful accounts	$301,229	$329,893
Accrued member rewards	32,693	62,761
Accrued employee bonus	74,219	54,470
Accrued asset retirement obligation	113,033	-
Accrued employee retirement pension	59,127	-
Investment loss from equity method investment	54,336	-
Net operating loss carry-forwards	25,903	-
Total deferred tax assets	660,540	447,124
Valuation allowance	(25,903)	-
Total deferred tax assets	634,637	447,124
Deferred tax liability:
Change in fair value of purchase option	(115,728)	-
Total deferred tax liability	(115,728)	-
Deferred tax assets, net	$518,909	$447,124

The following table reconciles the Japan statutory rate to the Company’s effective tax rates for the years ended March 31, 2022 and 2021:

	For the Years Ended March 31,
	2022	2021	2020

Japanese statutory income tax rate	34.0%	34.0%	34.0%
Non-deductible expenses	2.0%	0.6%	1.3%
Non-taxable income	(2.5)%	(3.9)%	(3.3)%
Valuation allowance	0.5%	-	-
Others	2.2%	1.0%	3.2%
Subtotal	36.2%	31.7%	35.2%
Undistributed retained earnings tax (1)	3.8%	5.8%	-
Effective tax rate	40.0%	37.5%	35.2%

(1)	The Company is a Specified Family Company, as one shareholder and its related persons hold more than 50% of its total outstanding shares. Hence, in addition to the normal corporate income taxes, the Company is also subjected to a special tax on its undistributed retained earnings (“URE”) for each fiscal year, after the Company’s share capital exceeds ¥100 million. URE tax is imposed on the Company’s URE, which is defined as the Company’s taxable income for the year minus the sum of the dividends paid, the adjusted corporate income tax, and the URE credit (which usually is 40% of the taxable income). The portion of its URE not more than ¥30 million is subject to a rate of 10%, the portion between ¥30 million and ¥100 million is subject to a rate of 15%, and the portion over ¥100 million is subject to a rate of 20%.

(b)	Consumption tax

Consumption tax collected and remitted to tax authorities is excluded from revenue, cost of sales, and expenses in the consolidated statements of income and comprehensive income (loss). Before October 1, 2019, the applicable consumption tax rate was 8%, and since October 1, 2019, the Company has been subject to the applicable consumption tax rate of 10%, with an 8% rate applicable to a limited number of exceptions based on the new Japanese tax law. For overseas sales, the Company is exempted from paying consumption tax. The Company can deduct all its qualified input consumption tax paid when purchasing from suppliers, against the output consumption tax derived from domestic sales. The Company is eligible for consumption tax refund from the tax authorities for excess input consumption tax, which is recorded as consumption tax receivable in the prepaid expenses and other current assets on the balance sheets (See Note 5).